Exhibit 10.4

Schedule to the Form of

Amendment to

Amended and Restated Indemnification Agreement

The Amendment to Amended and Restated Indemnification Agreements between Sunoco, Inc. and the directors, executive officers, trustees, fiduciaries, employees or agents named below effective December 31, 2007 are identical in all material respects.

Employee	Date of Amended and Restated Indemnification Agreement
Michael J. Colavita	September 2, 2004
John F. Carroll	March 4, 2004
Terence P. Delaney	March 4, 2004
Michael H. R. Dingus	March 4, 2004
John G. Drosdick	March 4, 2004
Bruce G. Fischer	March 4, 2004
Michael J. Hennigan	February 2, 2006
Thomas W. Hofmann	March 4, 2004
Vincent J. Kelley	February 2, 2006
Joseph P. Krott	March 4, 2004
Michael S. Kuritzkes	March 4, 2004
Michael J. McGoldrick	March 4, 2004
Ann C. Mulé	March 4, 2004
Paul A. Mulholland	March 4, 2004
Rolf D. Naku	March 4, 2004
Marie A. Natoli	March 3, 2006
Robert W. Owens	March 4, 2004
Alan J. Rothman	March 4, 2004
Charles K. Valutas	March 4, 2004

Director	Date of Amended and Restated Indemnification Agreement
Robert J. Darnall	March 4, 2004
Ursula O. Fairbairn	March 4, 2004
Thomas P. Gerrity	March 4, 2004
Rosemarie B. Greco	March 4, 2004
John P. Jones, III	September 8, 2006
James G. Kaiser	March 4, 2004
R. Anderson Pew	March 4, 2004
G. Jackson Ratcliffe	March 4, 2004
John W. Rowe	March 4, 2004
John K. Wulff	March 8, 2004